UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 7, 2012 (December 5, 2012)

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-35708	46-0631061
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue, Suite 3400

Dallas, Texas 75204

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(214) 303-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 5, 2012, Mary E. Minnick was elected as a director of The WhiteWave Foods Company (“WhiteWave”). In connection with her election as a non-employee director, Ms. Minnick will receive (i) an award of restricted stock units valued at approximately $120,000, and (ii) a pro-rata portion of the annual $90,000 cash retainer for non-employee directors of WhiteWave. Ms. Minnick’s initial term as a director will expire in 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2012	THE WHITEWAVE FOODS COMPANY

	By:	/s/ Roger E. Theodoredis
Roger E. Theodoredis
Executive Vice President and General Counsel